Energy Focus, Inc. Reports Fourth Quarter and Full Year 2016 Results SOLON, Ohio, Feb 23, 2017 -- Energy Focus, Inc. (NASDAQ:EFOI), a leader in LED lighting technologies, today announced financial results for the fourth quarter and full year ended December 31, 2016. Fourth Quarter and Full Year 2016 Financial Summary • Net sales for the fourth quarter of 2016 were $7.2 million, consisting of $3.3 million in commercial and $3.9 million in military maritime sales, compared to $17.2 million, consisting of $6.9 million in commercial and $10.3 million in military maritime sales in fourth quarter of 2015. • During the fourth quarter, incurred a $3.8 million inventory write-off and a $0.9 million charge for the impairment of long-lived manufacturing assets, negatively impacting the quarter and full year gross profit and net loss from continuing operations. • Gross profit was negative for the quarter compared to $7.6 million, or 43.9% of net sales for the fourth quarter of 2015. • Fourth quarter net loss was $7.8 million, or $(0.67) per diluted share, compared to net income of $1.3 million, or $0.11 per diluted share in the prior year's quarter. • Full year net sales of $31.0 million represented a decrease of 52% compared to 2015, primarily due to a 68% decrease in military maritime sales, partially offset by a 5% increase in commercial sales. • Full year gross profit was 24.8%, compared to 45.5% for 2015. • Full year net loss from continuing operations was $16.9 million, or $(1.45) per diluted share, compared to net income of $8.8 million, or $0.82 per diluted share in the prior year’s same period. • Exited the year with $16.6 million in cash and no debt on the balance sheet. 2016 Corporate Highlights • Continued the delivery of TLEDs against initial contract with a large global healthcare system located in Northeast Ohio, where we received additional TLED orders and expanded our sales to non-tube LED lighting products. • Received qualification, approval, and the first contract award for military LED lighting fixtures for new U.S. Navy ship construction. • Initial deliveries made to 91 new commercial customers in healthcare, education, government, industrial and manufacturing, and retail sectors, increasing the total number of customers by 34% at the end of 2016. • Announced key additions to the Executive Management Team, with Bradley White joining as CFO and Ted Tewksbury as Executive Chairman of the Board.

• Announced its new 500D series tubular LED lighting products are the first in the U.S. verified by UL as “Low Optical Flicker, Less Than 1%”. • Expanded LED lighting retrofit product portfolio by introducing new products, including dimmable 500D TLED products, T5 high-output TLEDs, LED-ready troffers, and industrial down lights; received recognition for innovation by the Department of Energy’s Federal Energy Management Program (FEMP). As previously announced, the Company is implementing a reorganization initiative during the first quarter of 2017 to achieve higher operating efficiencies and reduce its annual operating costs by approximately $10 million from the level in 2016. The plan includes the expansion of Dr. Tewksbury’s role to also serve as CEO and President, a workforce reduction of approximately 15%, consolidation of the company’s office facilities, reorganization of the commercial sales force, integration of engineering and research and development teams, reconfiguration of certain manufacturing lines, and reduction in administrative expenses and professional fees. The Company expects to record a one-time restructuring charge of approximately $1.1 million in its first quarter 2017 associated with these actions. Dr. Ted Tewksbury, Chairman, Chief Executive Officer and President, commented, “Our fourth quarter and full year 2016 financial results were very disappointing, falling well short of expectations. Military maritime sales, which represented 80% of revenue in 2015, dropped significantly in 2016 due to a slowdown in demand and excess inventory at our distributor. Facing continuing demand uncertainty and a changing competitive landscape for our military Intellitube®, we wrote down inventory and equipment values to reflect our expectation that these sales will not be significant going forward.” “Since joining Energy Focus as Executive Chairman in December, I have been working closely with our Board of Directors and executive team to formulate a strategy to return the Company to profitable growth. First, we are implementing an enterprise-wide restructuring plan that will reduce our annual operating costs by approximately $10 million per year. Second, we will rejuvenate revenue growth through a five-point strategy consisting of 1) focusing our commercial business on healthcare, education, and large commercial installations which value our unique performance advantages, while exiting commodity markets, 2) diversifying our military maritime business into other demanding segments such as the coast guard, commercial shipping, heavy industry, and hazardous environments, that share the military’s requirement for the longest lifetime, highest quality, and durability, 3) expanding our solutions portfolio with new product categories such as fixtures, troffers, and luminaires, 4) adding electronic content such as controls, connectivity, and sensors to address the increasing convergence between lighting and the Internet-of-Things, and 5) transforming our sales force into a highly effective, regionally-focused, solutions-oriented team,” continued Dr. Tewksbury. A further breakdown of net sales is shown below (in thousands):

Financial Results: Net sales of $7.2 million for the fourth quarter of 2016 decreased 58% compared to the fourth quarter of 2015. The decrease was due to a 52% reduction in commercial product sales, as well as a 62% reduction of sales from our military maritime products for the U.S. Navy. Gross profit for the fourth quarter of 2016 was negative $1.1 million, compared to $7.6 million, or 43.9 percent of net sales for the fourth quarter of 2015. The decrease was due primarily to the write off of excess inventory of $3.8 million as we evaluated stock levels needed to support 2017 operations and sales efforts. Operating loss was $7.8 million for the quarter, including a $0.9 million charge for the impairment of long-lived manufacturing assets, compared to operating income of $1.5 million in last year’s same period. Loss from continuing operations was $7.8 million for the fourth quarter of 2016, or negative $0.67 per diluted share, compared to income from continuing operations of $1.7 million, or $0.14 per diluted share, for the same period last year. Net loss was $7.8 million, or negative $0.67 per diluted share, compared to net income of $1.3 million, or $0.11 per diluted share. Net sales for the full year 2016 were $31.0 million, a decrease of 52% compared to 2015. Commercial product sales increased 5% as we continued to penetrate our targeted vertical markets of hospitals, higher education, industrial manufacturers, and national retailers. Military maritime product sales decreased 68% as a result of continued lower-volume sales to distributors for the U.S. Navy. Losses from continuing operations were $16.8 million in 2016, a decrease of $26.5 million compared to income from continuing operations of $9.7 million in 2015. Lower net sales and gross margins resulted in the diminished financial results. Additionally, the 2016 net loss includes one-time charges of $4.0 million primarily related to the write off of excess inventory and approximately $0.9 million related to the impairment of long-lived manufacturing assets intended for use in our military maritime business. At December 31, 2016, our cash and cash equivalents balance was $16.6 million, compared to $34.6 million at December 31, 2015. Net cash used in operating activities of $16.6 million in 2016 resulted from net loss, adjusted for non-cash items, including: depreciation and amortization, stock-based compensation, the impairment loss on long-lived manufacturing assets, and the adjustment to the excess inventory reserve. Net cash used in investment 2016 2015 2016 2015 Commercial products 3,299$ 6,905$ 14,809$ 14,156$ Military maritime products 3,887 10,344 16,189 50,128 R&D services — — — 119 Total net sales $ 7,186 $ 17,249 $ 30,998 $ 64,403 Three months ended December 31, Year ended December 31, activities in 2016 was $1.6 million and consisted of the acquisition of property and equipment. Net cash provided by financing activities for the year ended December 31, 2016 was $0.1 million. Dr. Tewksbury concluded, “With a more streamlined, focused and agile operation we are confident that we will be able to minimize our cash burn as we rebuild sales growth, and we are optimistic about our sales growth with the vast number of opportunities we are seeing in our target markets.” 2017 Business Outlook: Given the quarterly volatility in military maritime sales and the timing uncertainty in commercial sales growth, it is challenging for us to provide quarterly revenue guidance at this time. Our focus is to control our operating costs, so that we can reach profitability by the end of 2017. Once our revenue achieves a more predictable growth rate, we will provide further guidance. Earnings Conference Call: Energy Focus, Inc. will host a conference call and webcast on February 23, 2017 at 11:00 a.m. ET to review the fourth quarter and full year 2016 financial results, followed by a Q & A session. To participate in the call, please dial 888-690-2876 if calling within the United States, or 913-312-0971 if calling internationally. A replay will be available until March 2, 2017, which can be accessed by dialing 844-512-2921 if calling within the United States, or 412-317-6671 if calling internationally. Please use passcode 5192928 to access the replay. The call will additionally be broadcast live and archived for 90 days over the internet accessible in the Investors portion of the Company’s corporate website, under “Events and Presentations” at http://investors.energyfocus.com/events.cfm. Forward Looking Statements: Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, capital expenditures and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: (i) our history of operating losses and our ability to effectively implement cost-cutting measures and generate sufficient cash from operations or receive sufficient financing, on acceptable terms, to continue our operations; (ii) our reliance on a limited number of customers, in particular our sales of products for the U.S. Navy, for a significant portion of our revenue, and our ability to maintain or grow such sales levels; (iii) the entrance of competitors in the market for the U.S. Navy products; (iv) general economic conditions in the United States and in other markets in which we sell our products; (v) our ability to implement and manage our growth plans to diversify our customer base, increase sales, and control expenses; (vi) our ability to increase demand in our targeted markets and to manage sales cycles that are difficult to predict and may span several quarters; (vii) the timing of large customer orders and significant expenses, and fluctuations between demand and capacity, as we invest in growth opportunities; (viii) our dependence on military maritime customers and on the levels of government funding available to such customers, as well as funding resources of our other customers in the public sector and commercial markets; (ix) market acceptance of LED lighting technology; (x) our ability to respond to new lighting technologies and market trends, and fulfill our warranty obligations with safe and reliable products; (xi) any delays we may encounter in making new products available or fulfilling customer specifications; (xii) our ability to compete effectively against companies with greater resources, lower cost structures, or more rapid development efforts; (xiii) our ability to protect our intellectual property rights and other confidential information, manage infringement claims by others, and the impact of any type of legal claim or dispute; (xiv) our reliance on a limited number of third-party suppliers, our ability to obtain critical components and finished products from such suppliers on acceptable terms, and the impact of our fluctuating demand on the stability of such suppliers; (xv) our ability to timely and efficiently transport products from our third-party suppliers to our facility by ocean marine channels; (xvi) our dependence on distributors and sales representatives, whose sales efforts may fluctuate and are not bound by long term commitments; (xvii) any flaws or defects in our products or in the manner in which they are used or installed; (xviii) our compliance with government contracting laws and regulations, through both direct and indirect sale channels, as well as other laws, such as those relating to the environment and health and safety; (xix) risks inherent in international markets, such as economic and political uncertainty, changing regulatory and tax requirements and currency fluctuations; (xx) our ability to attract and retain qualified personnel, and to do so in a timely manner; and (xxi) our ability to maintain effective internal controls and otherwise comply with our obligations as a public company. About Energy Focus Energy Focus is an industry-leading innovator of energy-efficient LED lighting technology. As the creator of the first, and so far only, UL-verified low-flicker LED products on the U.S. market, Energy Focus products provide extensive energy and maintenance savings, and aesthetics, safety, health and sustainability benefits over conventional lighting. Our customers include U.S. and foreign navies, U.S. federal, state and local government, healthcare and educational institutions, as well as Fortune 500 companies.

Energy Focus is headquartered in Solon, Ohio, with additional offices in New York, NY and Taipei, Taiwan. For more information, visit our website at www.energyfocus.com. ### Contact: Energy Focus, Inc. (440) 715-1300 ir@energyfocus.com Darrow Associates, Inc. Peter Seltzberg, Managing Director (516) 419-9915 pseltzberg@darrowir.com

December December 31, 2016 2015 ASSETS Current assets: Cash and cash equivalents 16,629$ 34,640$ Trade accounts receivable less allowances of $236 and $155, respectively 5,640 10,110 Inventories, net 9,469 7,732 Prepaid and other current assets 882 740 Total current assets 32,620 53,222 Property and equipment, net 2,325 2,429 Other assets 33 51 Total assets 34,978$ 55,702$ LIABILITIES Current liabilities: Accounts payable 3,257$ 7,295$ Accrued liabilities 498 355 Accrued payroll and related benefits 522 1,243 Accrued sales commissions 325 1,005 Accrued warranty reserve 331 314 Deferred revenue — 93 Total current liabilities 4,933 10,305 Other liabilities 107 77 Total liabilities 5,040 10,382 STOCKHOLDERS' EQUITY Preferred stock, par value $0.0001 per share: Authorized: 2,000,000 shares in 2016 and 2015 Issued and outstanding: no shares in 2016 and 2015 — — Common stock, par value $0.0001 per share: Authorized: 30,000,000 shares in 2016 and 2015 Issued and outstanding: 11,710,549 at December 31, 2016 and 11,648,978 at December 31, 2015 1 1 Additional paid-in capital 126,875 125,369 Accumulated other comprehensive loss (1) — Accumulated deficit (96,937) (80,050) Total stockholders' equity 29,938 45,320 Total liabilities and stockholders' equity 34,978$ 55,702$

2016 2015 2016 2015 Net sales 7,186$ 17,249$ 30,998$ 64,403$ Cost of sales 8,258 9,678 23,321 35,111 Gross profit (1,072) 7,571 7,677 29,292 Operating expenses: Product development 1,070 875 3,537 2,810 Selling, general, and administrative 4,790 5,210 20,113 16,830 Loss on impairment 857 — 857 — Total operating expenses 6,717 6,085 24,507 19,640 (Loss) income from operations (7,789) 1,486 (16,830) 9,652 Other expenses (income): Interest expense — 14 — 85 Other expenses (income) 11 (62) 18 (53) (Loss) income from continuing operations before income taxes (7,800) 1,534 (16,848) 9,620 Provision for (benefit from) income taxes 5 (123) 27 149 (Loss) income from continuing operations (7,805) 1,657 (16,875) 9,471 Discontinued operations: Loss from discontinued operations — — — (167) Loss on disposal of discontinued operations — (373) (12) (534) Loss from discontinued operations before income taxes — (373) (12) (701) Benefit from income taxes — — — (10) Loss from discontinued operations — (373) (12) (691) Net (loss) income (7,805) 1,284 (16,887) 8,780 Net (loss) income per share - basic: From continuing operations (0.67)$ 0.14$ (1.45)$ 0.91$ From discontinued operations — (0.03) — (0.07) Net (loss) income per share - basic (0.67)$ 0.11$ (1.45)$ 0.84$ Net (loss) income per share - diluted: From continuing operations (0.67)$ 0.14$ (1.45)$ 0.88$ From discontinued operations — (0.03) — (0.06) Net (loss) income per share - diluted (0.67)$ 0.11$ (1.45)$ 0.82$ Weighted average shares used in computing net (loss) income per share: Basic 11,696 11,630 11,673 10,413 Diluted 11,696 11,946 11,673 10,752 Three months ended December 31, Year ended December 31,

2016 2015 2016 2015 Cash flows from operating activities: Net (loss) income $ (7,805) $ 1,284 $ (16,887) $ 8,780 Less: Loss from discontinued operations - (373) (12) (691) Net (loss) income from continuing operations (7,805) 1,657 (16,875) 9,471 Adjustments to reconcile net loss to net cash used in operating activities: Loss on impairment 857 - 857 - Depreciation 250 85 805 266 Stock-based compensation 284 214 1,360 813 Provision for doubtful accounts receivable 147 22 156 39 Provision for slow-moving and obsolete inventory 3,831 11 3,990 1,464 Provision for warranties 60 (70) 170 255 Amortization of loan origination fees - (7) - 40 (Gain) loss on disposals of property and equipment 3 - 38 3 Changes in assets and liabilities: Accounts receivable (714) (2,564) 4,313 (7,493) Inventories 717 242 (5,727) (2,327) Prepaid and other assets 185 (16) (123) 146 Accounts payable (90) 2,099 (4,035) 135 Accrued and other liabilities (628) 13 (1,389) 1,674 Deferred revenue - (11) (93) (40) Total adjustments 4,902 18 322 (5,025) Net cash (used in) provided by operating activities (2,903) 1,675 (16,553) 4,446 Cash flows from investing activities: Acquisitions of property and equipment (149) (1,702) (1,624) (2,242) Proceeds from the sale of property and equipment 25 - 27 - Net cash (used in) provided by investing activities (124) (1,702) (1,597) (2,242) Cash flows from financing activities: Proceeds from warrants exercised - - - 2,503 Proceeds from issuances of common stock, net - (2) - 23,574 Proceeds from the exercise of stock options/ESPP 69 91 455 346 Repurchases of common shares - - (309) - Payments on other borrowings - (13) - (13) Net proceeds (repayments) on credit line borrowings - (2) - (453) Net cash provided by (used in) financing activities 69 74 146 25,957 Effect of exchange rate changes on cash - - 5 - Cash flows provided by (used for) cont ops (2,958) 47 (17,999) 28,161 Cash flows provided by (used for) disc ops - operating - (554) (12) (691) Cash flows provided by (used for) disc ops - investing - 627 - 181 Cash flows provided by (used for) disc ops - financing - (446) - (446) Net (decrease) increase in cash and cash equivalents (2,958) (326) (18,011) 27,205 Cash and cash equivalents at beginning of year 19,587 34,966 34,640 7,435 Cash and cash equivalents at end of year 16,629$ 34,640$ 16,629$ 34,640$ Classification of cash and cash equivalents: Cash and cash equivalents 16,287 34,527 16,287 34,527 Restricted cash held 342 113 342 113 Cash and cash equivalents at end of period 16,629$ 34,640$ 16,629$ 34,640$ Three months ended December 31, Year ended December 31,